Loss Per Share	12 Months Ended
Dec. 31, 2024
Loss Per Share [Abstract]
LOSS PER SHARE

16. LOSS PER SHARE

The following table sets forth the computation of basic and diluted loss per ordinary share for the years ended December 31, 2024, 2023 and 2022, respectively:

	For the Years Ended December 31,
	2024	2023	2022
Net Loss Attributable to Zhongchao Inc.’s shareholders	$(643,229)	$(11,335,911)	$(2,940,891)

Weighted average number of ordinary share outstanding
Basic and Diluted*	5,205,425	2,603,354	2,599,776

Loss per share
Basic and Diluted	$(0.12)	$(4.35)	$(1.13)

*	Retrospectively restated for the effect of share consolidation (see Note 18)

On August 14, 2019, Zhongchao Cayman completed a reorganization of entities under common control of its then existing shareholders, who collectively owned a majority of the equity interests of Zhongchao Cayman prior to the reorganization. All references to numbers of common shares and per-share data in the consolidated financial statements have been adjusted to reflect such issuance of shares on a retrospective basis. In addition, the contingently issuable ordinary shares of 135,007 shares of Class A ordinary share underlying the warrant (Note 1) issued to one existing shareholder of Zhongchao Shanghai is included in calculation of basic and diluted weighted average number of ordinary share outstanding, as the Company does not expect any circumstances under which those shares would not be issued.

Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted loss per share. For the years ended December 31, 2024, 2023 and 2022, the Company had no dilutive shares.